January 13, 2019

True Nature Holding

INVESTOR PRESENTATION

Disclaimer

This presentation contains certain forward-looking information about us that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as "guidance," "expect," "will," "may," "anticipate," "plan," "estimate," "project," "intend," "should," "can," "likely," "could," "outlook" and similar expressions are intended to identify forward-looking statements. These statements include statements about our plans, strategies and prospects. Forward-looking statements are not guarantee of performance. These statements are based upon the current beliefs and expectations of our management and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot assure you that the expectations will prove to be correct. Among the factors that could cause actual results to differ materially from the expectations expressed in the forward-looking statements are:

- the impact on us of our substantial indebtedness, including on our ability to obtain financing on acceptable terms to finance our operations and growth strategy and to operate within the limitations imposed by financing arrangements;
- general economic and market conditions, including inflation and changes in commodity pricing, fuel, interest rates, labor, risk, health insurance and other variable costs that generally are not within our control, and our exposure to credit and counterparty risk;
- whether our estimates and assumptions concerning our selected balance sheet accounts, income tax accounts, and property and equipment and labor, fuel rates and economic and inflationary trends, turn out to be correct or appropriate;
- price increases to our customers may not be adequate to offset the impact of increased costs, including labor, third-party disposal and fuel, and may cause us to lose volume;
- our ability to manage growth and execute our growth strategy;
- our dependence on key personnel;
- our dependence on large, long-term contracts;
- our business is capital intensive and may consume cash in excess of cash flow from operations;
- any exposure to environmental liabilities or remediation requirements, to the extent not adequately covered by insurance, could result in substantial expenses;
- risks associated with undisclosed liabilities of acquired businesses;
- risks associated with pending and future legal proceedings, including litigation, audits or investigations brought by or before any governmental body;
- severe weather conditions, including those brought about by climate change, which could impair our financial results by causing increased costs, loss of revenue, reduced operational efficiency or disruptions to our operations;
- compliance with existing and future legal and regulatory requirements which could limit our ability to conduct or grow our business, increase our costs to operate or require additional capital expenditures;
- the negative impact on our operations of union organizing campaigns, work stoppages or labor shortages;
- changes by the Financial Accounting Standards Board or other accounting regulatory bodies to generally accepted accounting principles or policies;
- and acts of war, riots or terrorism, including the continuing war on terrorism, as well as actions taken or to be taken by the United States or other governments as a result of further acts or threats of terrorism, and the impact of these acts on economic, financial and social conditions in the United States.

Additionally, new risk factors emerge from time to time and it is not possible for us to predict all such risk factors, or to assess the impact such risk factors might have on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. You should not place undue reliance on any forward - looking statements on our website, which speak only as of the date they were placed on the website. Except to the extent required by applicable law or regulation, we undertake no obligation to update or publish revised forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

Strategy and Focus

True Nature is an emerging growth public company that continues to refine its strategy and focus in the healthcare domain to bring together solutions and services that are disruptive and transformational in addressing the changes and requirements of the healthcare ecosystem that address the shift to value based care, population health, and consumerism healthcare.

Healthcare Transformation	2015	2020
Approach	One size fits all	Personalized Medicine
Information Flow	Fragmented, one-way	Integrated, two-way
Focus	Provider Centric	Patient Centric
Location	Centralized, hospital based	Decentralized, community based
Decision Making	Fragmented, specialized	Collective, shared
Care Delivery	Treating sickness	Preventing sickness, wellness

Investment Strategy and Focus

Our Refined Focus Includes The Following

- Health Information Technology and IT Enabled Services
  - Healthcare eCommerce including Blockchain
  - Patient Experience, Engagement, and Satisfaction
  - Transformation of Electronic Health Record to Clinical Health Record
  - Solutions That Improve Clinician Experience and Performance Optimization
  - On Demand Care including Telehealth, Augmented and Virtual Reality
  - Consumerism Health, Including Wearables, Devices, Apps,
  - Population Health and Interoperability
  - Artificial Intelligence (AI) and Precision Medicine

True Nature targets early-to mid-stage investment opportunities that align with our overall investment focus and strategy. We strive to add value to the investment and align the investment with our other portfolio companies. This allows us to realize the greatest operational synergies while leveraging our portfolio for investment performance and optimizing shareholder value.

Investment Opportunity

- As reported in GeekWire investments in Digital Health jumped 21% In 2018 hitting an all-time high of $8.6B.
- Wallstreet believes growth in Digital Health will continue as firms moving from raising funds to delivering solutions on a greater scale.
- The three largest Digital Health deals accumulatively raised $1.2B and have a cap value of over $10B.
- The greatest opportunity are still to be realized with over 50% of the deals closed were in seed rounds and Series A rounds.



Digital Health: US annual funding
Digital Health funding jumps by 21% in 2018
• Digital Health companies raised $8.6B in 2018, a 21% jump compared to 2017.
• Deal activity was up slightly, at 477 deals in 2018.
375
476
542
511
476
477
$2,015
$4,672
$4,556
$5,482
$7,100
$8,603
2013
2014
2015
2016
2017
2018
Investment ($M)
Deals
PwC | CB Insights MoneyTree™ Report Q4 2018

Acquisition Opportunity

The acquisition opportunity market is healthy and robust with no signs of shrinking



NUMBER OF DIGITAL HEALTH ACQUISITIONS
2014-2018
LEGEND
Undisclosed deal size
Disclosed deal size
NUMBER OF ACQUISITIONS
57
41
137
51
109
37
98
22
83
27
2014
2015
2016
2017
2018



ACQUISITIONS BY ACQUIRER TYPE
2013-2018
ROCK HEAL+H
LEGEND
Digital health company
Technology company
Other[1]
Provider
Private equity
200
150
100
50
0
32
5
2
13
48
9
2
4
35
92
26
6
9
55
79
16
5
7
39
53
12
2
10
43
59
8
3
8
32
2013
2014
2015
2016
2017
2018

Source: Rock Health M&A Database
Note: Only includes acquisitions of U.S. digital health companies

Disruptors In Healthcare

Apple

amazon

Google

Microsoft

Apple, Amazon, Google and Microsoft are spending billions in the healthcare vertical on infrastructure, devices, services, integration, delivery and consumer and provider experience.

- To deliver on their vision of healthcare each of these giants will be partnering with supporting firm to deliver solutions and IT-enabled services on their behalf. We currently have key relationships with each and are looking to expand these relationships to be a keep partner with each in different areas.

- By way of these partnerships allows us the ability to be nimble and adjust our acquisition targets to leverage our relationships to provide a wider ranger of solutions and IT-enabled services that support their healthcare missions and visons and ours as a key business partner.

Diversified Healthcare Focus

Healthcare is changing, evolving and transforming at a very rapid pace here in the US and across the globe.

- While these changes provide great opportunity they come with inherited risk.
- Diversifying our portfolio of investments among solutions and services portfolio companies reduces our exposure to negative growth.
- Augmenting our sells strategy to a B2B, B2C, and Channel Partners furthers our diversification.
- By investing across a wide range of healthcare technology and IT enabled services we further our diversification and reduce our risk.



Leadership Matters

As True Nature moves forward and prepares to make strategic acquisitions and commence normal operations it has recruited leaders with over a century worth of senior leadership experience in managing, operating, and growing both public and private companies in the enterprise healthcare, technology and services verticals.

Ron Riewold, contributes extensive senior leadership experience in managing, operating, and growing both public and private companies. Mr. Riewold has been a top executive of six companies since 1978, including three in the health care and technology sectors. Mr. Riewold brings over 35-years of experience as a corporate and entrepreneurial leader in the finance, technology, and health care markets. He has served as Vice President of Corporate Development, COO, President, CEO of organizations including Heart Labs of America, Cyber Care, Pain Care Holdings, and Averlent Corporation – a recently formed group focused on telehealth solutions at the local level.

Mark Williams, is a health care vertical expert with over 30 years experience accelerating the success of both public and private companies. Mr. Williams has been a senior executive including CEO, President and Senior Vice President at multiple healthcare technology and services companies having successfully let three of them through M&A liquidity events. Mr. Williams understands the healthcare technology and services verticals and the nuisances of the transformational changes taking place in healthcare and how to navigate the changes to optimize operational performance. As CEO & Chief Revenue Officer, Mr. Williams will be responsible for the Company's vision, strategy, acquisitions, business development and sales initiatives as well as advising the Board of Directors on potential acquisitions.

Jim Crone, is an expert in advertising and marketing, with stints at BBDO, Ogilvy, LINTAS: New York and other specialty ad agencies, as well as in-house marketing roles at PRODIGY Services Company and an SAP Ventures company. He has implemented both digital and traditional advertising for clients including IBM, Mitsubishi Electric, Turner Entertainment, Alere Healthcare, and Maserati USA. "The shift toward "direct-to-consumer" healthcare makes it clear having a strong digital advertising plan is necessary for success

Corporate Contact


Federal Home Loan Bank of Atlanta
TALK English Schools - Atlanta
Pershing Point Park
Atlanta's John Marshall Law School
Anytime Fitness
Center Stage Theater
The Loft
1355 Peachtree Street Northeast #1150
West Peachtree Street Northwest
First Presbyterian Church
Museum of Design Atlanta (MODA)
High Museum of Art
Arts Center Transit Station
Midtown
Woodruff Arts Center
First Church of Christ, Scientist
ACA Sculpture Studio of SCAD
Norfolk Southern Corporation
Google

Corporate Address	1355 Peachtree Street Suite 1150 Atlanta, GA 30309
Phone Number	(844) 383.8689
Fax Number	(404) 876.3338
Website	www.truenatureholding.com
Investor Relations	investors@truenatureholding.com
Accountants & Auditors	M&K CPAS, PPC 4100 North Sam Houston Pkwy W Suite 200-B Houston TX 77086
Securities Counsel	Sheppard, Mullin, Richter & Hampton LLP 12275 El Camino Real Suite 200 San Diego, CA 92130

Stock Information

OTCQB

Incorporated In:	DE, USA ("C" Corporation)
Ticker Symbol:	TNTY
OTC Marketplace:	OTCQB
Reporting Status:	US Reporting: SEC Reporting
Audited Financials	YES
Fiscal Year End	12/31
CIK	0000802257

Market Cap:	$6,591,530 as of 1/11/2019
Authorized Shares:	500,000,000 as of 1/02/2019
Outstanding Shares:	31,388,236 as of 1/02/2019
Restricted Shares:	20,373,191 as of 1/02/2019
Unrestricted Shares:	11,015,045 as of 1/02/2019
Held at DTC:	9,934,035 as of 1/02/2019
Float:	11,015,045 as of 12/30/2018

True Nature Holding

INVESTOR PRESENTATION